EXHIBIT 10.3

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Supplemental Agreement No. 7

to

Purchase Agreement No. PA-03658

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of July 9, 2014 (Supplemental Agreement No. 7) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 7 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03658 dated as of August 5, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 777-300ER aircraft (Aircraft);

WHEREAS, Boeing and Customer have reached an agreement on the sale and purchase of six (6) additional model 777-300ER aircraft, and Boeing and Customer desire to amend the Purchase Agreement to add the additional six (6) 777-300ER aircraft to the Purchase Agreement, and to designate such additional 777-300ER aircraft as the Block C Aircraft in order to differentiate the applicable base year and business terms of the Block C Aircraft from those of the Block A Aircraft and Block B Aircraft;

WHEREAS, Boeing and Customer have previously agreed to [*]

[*]

WHEREAS, [*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

i

HAZ-PA-03658	BOEING PROPRIETARY	SA-7

WHEREAS, [*]

WHEREAS, [*]

WHEREAS, Boeing and Customer have previously agreed to certain Lessee matters concerning (i) electronic access and (ii) the assignment of certain rights and duties under the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.                                TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 7, which reflects the revisions set forth in this Supplemental Agreement No. 7.

2.                                TABLE.

a.                                   Table 1A to Purchase Agreement No. PA-03658, Block A Aircraft Information Table, is deleted in its entirety and replaced by a revised Table 1A to Purchase Agreement No. PA-03658, Block A Aircraft Information Table, provided as Enclosure 2 to this Supplemental Agreement No. 7.  This Table 1A contains the delivery, description, price, and advance payment information for the Block A Aircraft.

b.                                   Table 1B to Purchase Agreement No. PA-03658, Block B Aircraft Information Table, is deleted in its entirety and replaced by a revised Table 1B to Purchase Agreement No. PA-03658, Block B Aircraft Information Table, provided as Enclosure 3 to this Supplemental Agreement No. 7.  This Table 1B contains the delivery, description, price, and advance payment information for the Block B Aircraft.

c.                                    A new Table 1C to Purchase Agreement No. PA-03658, Block C Aircraft Information Table, provided as Enclosure 4 to this Supplemental Agreement No. 7, is hereby incorporated into the Purchase Agreement.  This Table 1C contains the delivery, description, price, and advance payment information for the Block C Aircraft.

3.                                EXHIBITS.

a.                                   A new Exhibit A3 to Purchase Agreement No. PA-03658, HAZ/ETI 777-300ER Aircraft Configuration incorporating the 777-300ER aircraft configuration applicable to the ETI Aircraft, provided as Enclosure 5 to this Supplemental Agreement No. 7, is hereby incorporated into the Purchase Agreement.

b.                                   Exhibit A3 to Purchase Agreement No. PA-03658, HAZ 777-300ER Aircraft Configuration, is renamed Exhibit A4 to Purchase Agreement No. 03658, and is provided as Enclosure 6 to this Supplemental Agreement No. 7.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	BOEING PROPRIETARY	SA-7

4.                                SUPPLEMENTAL EXHIBITS.

a.                                   A new Supplemental Exhibit AE1-2 to Purchase Agreement Number PA-03658, provided as Enclosure 7 to this Supplemental Agreement No. 7, is hereby incorporated into the Purchase Agreement.  [*]

b.                                   Supplemental Exhibit BFE1-R5 to Purchase Agreement Number PA-03658, Buyer Furnished Equipment Variables, is deleted in its entirety and replaced by Supplemental Exhibit BFE1-R6 to Purchase Agreement Number PA-03658, Buyer Furnished Equipment Variables, provided as Enclosure 8 to this Supplemental Agreement No. 7.

5.                                LETTER AGREEMENTS.

a.                                   Letter agreement HAZ-PA-03658-LA-1104677R1, Open Configuration Matters, is deleted in its entirety and replaced by revised letter agreement HAZ-PA-03658-LA-1104677R2, Open Matters, provided as Enclosure 9 to this Supplemental Agreement No. 7, [*].

b.                                   Letter agreement HAZ-PA-03658-LA-1104679R2, Advance Payment Matters, is deleted in its entirety and replaced by revised letter agreement HAZ-PA-03658-LA-1104679R3, Advance Payment Matters, provided as Enclosure 10 to this Supplemental Agreement No. 7 [*].

c.                                    Letter agreement HAZ-PA-03658-LA-1104684R3, Leasing Matters, is deleted in its entirety and replaced by revised letter agreement HAZ-PA-03658-LA-1104684R4, Leasing Matters, provided as Enclosure 11 to this Supplemental Agreement No. 7, which documents (i) [*] and (ii) the previously agreed to matters concerning Lessee electronic access and assignments.

d.                                   Letter agreement HAZ-PA-03658-LA-1208890R1, Aircraft Slide – Manufacturer Serial Number 42120, is deleted in its entirety and is replaced by the previously executed letter agreement HAZ-PA-03658-LA-1208890R2, provided as Enclosure 12 to this Supplemental Agreement No. 7, and reflects [*].

e.                                   The previously executed letter agreement HAZ-PA-03658-LA-1400182, [*], provided as Enclosure 13 to this Supplemental Agreement No. 7, is added to the Purchase Agreement and reflects [*].

f.                                       A new letter agreement HAZ-PA-03658-LA-1401603, [*], provided as Enclosure 14 to this Supplemental Agreement No. 7, is hereby incorporated into the Purchase Agreement.  [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	BOEING PROPRIETARY	SA-7

g.                                   A new letter agreement HAZ-PA-03658-LA-1401604, Special Matters for the Block C Aircraft, provided as Enclosure 15 to this Supplemental Agreement No. 7, is hereby incorporated into the Purchase Agreement.  [*]

h.                                  A new letter agreement HAZ-PA-03658-LA-1402153, Promotional Support, provided as Enclosure 16 to this Supplemental Agreement No. 7, is hereby incorporated into the Purchase Agreement.  LA-1402153 contains the promotional support that Boeing will provide to Customer in consideration of Customer’s purchase of the Block C Aircraft.

6.                                ADDITIONAL CONDITIONS.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			AIR LEASE CORPORATION

BY:	/s/ Ken K. Takahashi	BY:	/s/ Steven F. Udvar-Házy

ITS:	Attorney-In-Fact	ITS:	Chairman & CEO

Attachments

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	BOEING PROPRIETARY	SA-7

Enclosure 1

TABLE OF CONTENTS

SA
ARTICLES		NUMBER
Article 1.	Quantity, Model and Description	SA-5
Article 2.	Delivery Schedule	SA-5
Article 3.	Price	SA-5
Article 4.	Payment	SA-5
Article 5.	Additional Terms	SA-5

TABLE
1A.	Block A Aircraft Information Table	SA-7
1B.	Block B Aircraft Information Table	SA-7
1C.	Block C Aircraft Information Table	SA-7

EXHIBIT
A1.	HAZ/BAB 777-336ER Aircraft Configuration	SA-4
A2.	HAZ/ANZ 777-300ER Aircraft Configuration	SA-6
A3.	HAZ/ETI 777-300ER Aircraft Configuration	SA-7
A4.	HAZ 777-300ER Aircraft Configuration	SA-7
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features
AE1-2.	Escalation Adjustment Airframe and Optional Features	SA-7
BFE1-R6.	BFE Variables	SA-7
CS1.	Customer Support Variables
EE1.	[*], Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1104674	[*]
LA-1104675	Other Matters
LA-1104676R1	[*]	SA-5
LA-1104677R2	Open Matters	SA-7
LA-1104678R1	AGTA Matters	SA-1
LA-1104679R3	Advance Payment Matters	SA-7
LA-1104680	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1104681	Demonstration Flight Waiver
LA-1104682R1	[*]	SA-5
LA-1104683	Special Matters relating to COTS Software and End User License Agreements
LA-1104684R4	Leasing Matters	SA-7
LA-1104685	Liquidated Damages – Non Excusable Delay

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	SA-7

BOEING PROPRIETARY

i

Enclosure 1

LA-1104686	Performance Guarantees

LETTER AGREEMENTS (continued)

LA-1104687R1	Special Matters for the Block A Aircraft	SA-5
LA-1208890R2	Aircraft Slide – Manufacturer Serial Number 42120	SA-7
LA-1210842	Aircraft Acceleration – Manufacturer Serial Numbers 42121 and 42124	SA-4
LA-1210843	Installation of Cabin Systems Equipment - Manufacturer Serial Numbers 42121 and 42124	SA-4
LA-1300235	Special Matters for the Block B Aircraft	SA-5
LA-1300236	[*]	SA-5
LA-1300238	[*]	SA-5
LA-1300258	[*]	SA-5
LA-1300910	Aircraft Acceleration – Manufacturer Serial Numbers 44548 and 44551	SA-6
LA-1400182	[*]	SA-7
LA-1401603	Special Matters for the Block C Aircraft	SA-7
LA-1401604	[*]	SA-7
LA-1402153	Promotional Support	SA-7

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	SA-7

BOEING PROPRIETARY

ii

Enclosure 2

Table 1A to

Purchase Agreement No. PA-03658

Block A Aircraft Information Table

Airframe Model/MTOW:	777-300ER	775000 pounds[*]	Detail Specification:	D019W005-G (12/11/2009)

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features[*]:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate[1]:		[*]

Seller Purchased Equipment (SPE) Estimate[1]:		[*]

Deposit per Aircraft:		[*]

		Escalation	Manufacturer			Optional	SPE	BFE	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Serial	Lessee	P.A	Features Price[*]	Estimate[*]	Estimate[*]	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	Number		Exhibit A	(2010$ STE)	(2010$ STE)	(2010$ STE)	Price Per A/P	[*]	[*]	[*]	[*]

[*] 2014	1	[*]	42121	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	1	[*]	42124	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	1	[*]	42122	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	1	[*]	42120	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] 2015	1	[*]	42123	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	5

Notes:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-7
HAZ-PA-03658 56379, 60525, 63336	Boeing Proprietary	Page 1

Table 1B to Purchase Agreement No. PA-03658 Block B Aircraft Information Table	Enclosure 3

Airframe Model/MTOW:	777-300ER	775000 pounds[*]	Detail Specification:	D019W005-I (1/29/2013)
Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features[1]:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/IFE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate[*]:		[*]
In-Flight Entertainment (IFE) Estimate[*]:		[*]

Deposit per Aircraft[*]:		[*]

		Escalation	Manufacturer			Optional	IFE	BFE	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Serial	Lessee	P.A	Features Price[*]	Estimate[*]	Estimate[*]	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	Number		Exhibit A	(2012$ STE)	(2012$ STE)	(2012$ STE)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2014	1	[*]	44546	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44547	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44548	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44549	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44550	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44551	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44553	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44554	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	44552	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2016	1	[*]	44555	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	10

Notes:

[*]

[*]

[*]

HAZ-PA-03658 62760		SA-7
APR 64437: ANZ Aircraft; APR 69130: ETI Aircraft	Boeing Proprietary	Page 1

Table 1B to Purchase Agreement No. PA-03658 Block B Aircraft Information Table	Enclosure 3

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658 62760		SA-7
APR 64437: ANZ Aircraft; APR 69130: ETI Aircraft	Boeing Proprietary	Page 2

Table 1C to Purchase Agreement No. PA-03658 Block C Aircraft Information Table	Enclosure 4

Airframe Model/MTOW:	777-300ER	775000 pounds[*]	Detail Specification:	D019W005-J (12/23/2013)
Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features[*]:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate[*]:		[*]
Seller Purchased Equipment (SPE) Estimate[*]:		[*]

Deposit per Aircraft:		[*]

		Escalation	Manufacturer			Optional	SPE	BFE	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Serial	Lessee	P.A	Features Price[*]	Estimate[*]	Estimate[*]	Adv Payment Base	[*]	[*]	[*]	[*]

Date[*]	Aircraft	(Airframe)	Number		Exhibit A	(2013$ STE)	(2013$ STE)	(2013$ STE)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2016 [*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

Notes:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-7
HAZ-PA-03658 67780-1F.TXT	Boeing Proprietary	Page 1

Enclosure 5

HAZ/ETI 777-300ER AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A3 to Purchase Agreement Number PA-03658

HAZ-PA-03658-EXA3	SA-7
EXA3 Page 1
BOEING PROPRIETARY

Enclosure 5

Exhibit A3

AIRCRAFT CONFIGURATION

Dated _________________, 2014

relating to

BOEING MODEL 777-300ER AIRCRAFT

The Detail Specification is Boeing document number D019W005ETI73E-3, revision D dated November 1, 2013.  The Detail Specification provides further description of the configuration set forth in this Exhibit A3.  Such Detail Specification will be comprised of Boeing configuration specification D019W005, Revision G, dated December 11, 2009 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).  As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

HAZ-PA-03658-EXA3	SA-7
EXA3 Page 2
BOEING PROPRIETARY

Enclosure 5

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-EXA3	SA-7
EXA3 Page 3
BOEING PROPRIETARY

Enclosure 6

HAZ 777-300ER AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Air Lease Corporation

Exhibit A4 to Purchase Agreement Number PA-03658

HAZ-PA-03658-EXA4		EXA2 Page 1
	BOEING PROPRIETARY	SA-7

Enclosure 6

Exhibit A4

AIRCRAFT CONFIGURATION

Dated August 5, 2011

relating to

BOEING MODEL 777-300ER AIRCRAFT

The contents of Exhibit A4 will be defined pursuant to the provisions of Letter Agreement HAZ-PA-03658-LA-1104677R2, “Open Matters”, to the Purchase Agreement.

HAZ-PA-03658-EXA4		EXA2 Page 2
	BOEING PROPRIETARY	SA-7

Enclosure 7

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

Air Lease Corporation

Supplemental Exhibit AE1-2

to Purchase Agreement Number PA-03658

HAZ-PA-03658-AE1-2		SA-7
	BOEING PROPRIETARY	AE1-2 Page 1

Enclosure 7

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 777-300ER AIRCRAFT

1.            Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  For the Aircraft listed under Table 1C (the Block C Aircraft) [*], the Airframe Price Adjustment will be determined at the time of such Block C Aircraft delivery in accordance with the following formula:

Pa = [*]

Where:

Pa =       [*]

P =        [*]

L = [*]

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-AE1-2		SA-7
	BOEING PROPRIETARY	AE1-2 Page 2

Enclosure 7

M = [*]

Where:

ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

B =     [*]

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.  The entire calculation of [*] will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i)                      In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)                  [*]

(iii)              [*]

(iv)             The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year.  The applicable base year and corresponding

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-AE1-2		SA-7
	BOEING PROPRIETARY	AE1-2 Page 3

Enclosure 7

denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)                 The final value of Pa will be rounded to the nearest dollar.

(vi)             The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.            Values to be Utilized in the Event of Unavailability.

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics).  A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. [*]

Note:

(i)                      The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-AE1-2		SA-7
	BOEING PROPRIETARY	AE1-2 Page 4

Enclosure 7

day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)                The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

HAZ-PA-03658-AE1-2		SA-7
	BOEING PROPRIETARY	AE1-2 Page 5

Enclosure 8

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit BFE1-R6

to Purchase Agreement Number PA-03658

SA-7
HAZ-PA-03658-BFE1-R6		BFE1-R6 Page 1
BOEING PROPRIETARY

Enclosure 8

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE1-R6 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.         Supplier Selection.

1.1       Supplier Selection for Block B Aircraft Delivering in [*].  Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items no later than the dates identified in the following table for each Block B Aircraft that has a scheduled month of delivery in [*].

Item	Notification Dates for the [*] Block B Aircraft:	Notification Dates for the [*] Block B Aircraft:
Suites	Not available for selection due to lead-time constraints
Business Class POD Seats	[*]	[*]
F/C, B/C, Premium E/C Seats	[*]	[*]
Economy Class Seats	[*]	[*]
Galley and Galley Inserts	[*]	[*]
In-Flight Entertainment	[*]	[*]
Overhead & Audio	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]

1.2       Supplier Selection for all Block A Aircraft, Block B Aircraft and Block C Aircraft Delivering in [*] and [*].  Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items no later than the timeframes identified in the following table for each Block A Aircraft, Block B Aircraft, and Block C Aircraft that has a scheduled month of delivery in [*], [*] and [*].  For Block C Aircraft with Nominal Delivery Months (as defined in letter agreement HAZ-PA_03658-LA-1104677R2), the Nominal Delivery Month will be assumed for calculation of BFE supplier and part number selection due dates until Boeing notifies Customer of the definitive delivery month in accordance with letter agreement HAZ-PA-03658-LA-1104077R2; after

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

such notification, BFE supplier and part number selection due dates will be calculated based on the scheduled delivery month.

Item	Number of months prior to the first day of the scheduled month of delivery:
Suites (for Aircraft with scheduled delivery months)	[*]
Suites (for Aircraft with Nominal Delivery Months)	[*]
Business Class POD Seats	[*]
F/C, B/C, Premium E/C Seats	[*]
Economy Class Seats	[*]
Galley and Galley Inserts	[*]
In-Flight Entertainment	[*]
Overhead & Audio	[*]
Miscellaneous Emergency Equipment	[*]

* Due to lead-time constraints, suite type seats must be selected at least [*] or [*] in advance of the scheduled delivery month or Nominal Delivery Month, respectively, unless (i) such suites have been previously certified, installed in production, and delivered by Boeing on model 777-300ER aircraft within the [*] period immediately preceding the delivery of such Aircraft to Customer, (ii) Boeing has the production and engineering capacity to support suites in the shortened timeframe, and (iii) the supplier of such suites agrees to meet Boeing’s required on-dock dates.

1.3       Buyer Furnished Equipment (BFE) Constraints.  All supplier selections for BFE must be selected from a list of offerable suppliers that will be provided to Customer.  If seat selections are not made by the dates quoted above, Customer will be restricted to previously integrated seat and in-flight entertainment (IFE) combinations (including monitor sizes), as offered and/or available by suppliers.  Previously integrated means previously integrated on the 777 program and may restrict some layout of passenger accommodations (LOPA) combinations.  Additionally, 3-3-3 premium economy class seats with a pitch greater than thirty-four (34) inches are not offerable.

1.4       Notwithstanding the lead times identified above, Boeing will make reasonable efforts to work with Customer on the offerability of BFE selections that are outside the lead times and offerable suppliers list.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.         On-dock Dates and Other Information.

On or before  [*] prior to Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth below:

	Note	Seats	Galleys/ Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc Emergency Equipment	Textiles/ Raw Materials
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

3.                     Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104677R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Open Matters

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104677R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   Aircraft Configuration.

2.1                          Initial Configuration.  The initial configuration of the Aircraft has been defined by (i) Boeing Model 777-300ER basic specification D019W005 Rev G dated December 11, 2009 for the Block A Aircraft; (ii) D019W005 Rev I dated January 29, 2013 for the Block B Aircraft; and (iii) D019W005 Rev. J dated December 23, 2013, as described in Article 1 and Exhibit A and as noted in Table 1A, Table 1B, and Table 1C respectively, of the Purchase Agreement.  Final configuration of the Aircraft will be completed as described in this Letter Agreement.

2.2                          Final Configuration Schedule.  Customer and Boeing hereby agree to complete the configuration for each Aircraft, as required, using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

2.2.1             No later than [*] prior to the scheduled delivery month of the applicable Aircraft, Boeing and Customer will discuss potential optional features.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.2.2             Within [*] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the applicable Aircraft during production.

3.                                   Amendment of the Purchase Agreement.  Within [*] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1                          Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

3.2                          Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 2.2 above (Customer Configuration Changes);

3.3                          Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

3.4                          Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the applicable Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

3.5                          Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

4.                                   Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1                          Software.  Additional provisions relating to software.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4.2                          Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

4.3                          In-Flight Entertainment (IFE) and Cabin Communication Systems (CCS).  Provisions relating to the terms under which Boeing may offer to install IFE and CCS in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

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Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104679R3

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Advance Payment Matters

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104679R2 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                                   Alternative Fixed Advance Payment Schedule.

1.1                          Alternative Fixed Advance Payment Schedule for the Block A Aircraft.  Notwithstanding the Block A Aircraft advance payment schedule provided in Table 1A of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Block A Aircraft, as set forth in the table below.

[*]

1.2                          Alternative Fixed Advance Payment Schedule for the Block B Aircraft.  Notwithstanding the Block B Aircraft advance payment schedule provided in Table 1B of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Block B Aircraft, as set forth in the table below.  For Block B Aircraft scheduled for delivery in [*](as indicated in Table 1B), the Nominal Delivery Month will be assumed for calculation of advance payment due dates until Boeing notifies Customer of the scheduled delivery month within the [*]; after such notification, advance payment due dates will be calculated based on the scheduled delivery month.

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1.3                          Alternative Fixed Advance Payment Schedule for the Block C Aircraft.  Notwithstanding the Block C Aircraft advance payment schedule provided in Table 1C of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Block C Aircraft, as set forth in the table below.  For Block C Aircraft with Nominal Delivery Months, the Nominal Delivery Month will be assumed for calculation of advance payment due dates until Boeing notifies Customer of the scheduled delivery month; after such notification, advance payment due dates will be calculated based on the scheduled delivery month.

[*]

1.4                          [*]

2.                                                                                   [*]

3.                                                                                   [*]

4.                                                                                   [*]

5.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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6.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

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If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

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Enclosure 11

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104684R4

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:                                     Leasing Matters

Reference:            Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03658-LA-1104684R3 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as operators of aircraft.  This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1.                                                                                 Lease of Aircraft Prior to Delivery.

In most cases, leases will be entered into prior to delivery of the Aircraft to be leased.  The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2.                                                                                 Identification of Lessee(s).

2.1                          At the time of execution of the Purchase Agreement, Customer had not identified the Lessees to Boeing for any of the Aircraft.  Customer agrees to give Boeing written notice as soon as reasonably practicable [*] of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration and the manufacturer’s serial number.  If a configuration for the Aircraft identified for a Lessee is not defined in a timely manner, and Customer’s baseline configuration has not been defined pursuant to letter agreement HAZ-PA-03658-LA-1104677R2, “Open Matters”, [*].  It is understood that identifying a Lessee within the preferred time frame does not assure that all desired configuration changes will be available for the Aircraft

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

identified for the Lessee. Identification of a follow-on configuration is required at [*] months before delivery of the Aircraft.  [*]

2.2                          Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.  For the Block B Aircraft scheduled to deliver to Customer in [*] and [*], Boeing confirms that an Export Certificate of Airworthiness can be obtained, contingent on such Block B Aircraft being (i) registered in [*] and leased to [*], and (ii) built in a follow-on configuration to the model 777-300ER aircraft delivered by Boeing to [*] in [*].

2.3                          In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]

3.                                                                                 Partial Assignment of Customer Support Rights.

3.1                          It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft.  For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to the Purchase Agreement to each of the Lessees, the Customer Support categories listed below will apply.  Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.

(i)                                  Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)                             Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

(iii)                          Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

3.1.1             After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3) in the Purchase Agreement is applicable to such Lessee.  For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.

3.1.2             Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.

3.2                          [*]

3.3                          Prior to the provision of any training, services and Materials to a Lessee under the applicable Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement), Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions based on the form of Attachment A to this Letter Agreement or another form, as agreed upon by the parties thereto (for the avoidance of doubt, the form in Attachment A is merely a sample form that will be subject to negotiation and changes which are required by the parties thereto).  Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.  Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement not assigned pursuant to the assignment described herein or in paragraph 7 of this Letter Agreement.  In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA.  Customer expressly agrees that Boeing’s providing all or part of the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

training, services and Materials to a Lessee under the applicable Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement) prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any obligations described herein. [*]

4.                                                                              Spare Parts.

It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft.  At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.

5.                                                                              Schedule Requirements.

In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable; [*].

6.                                                                              Customer Introduction Allocations and Configuration Constraints.

6.1                          Code 1 introductions provide the ability for Customer to introduce new operators to the model 777-300ER aircraft, or for Customer to request a new, or not recently delivered, configuration for an existing 777-300ER operator (Code 1 Introduction).  As of the date of Supplemental Agreement No. 7 to the Purchase Agreement, Customer has the following Code 1 Introductions available for use: [*].

6.2                          Subsequent Code 1 Introductions are subject to Boeing production and engineering constraints and offerability.  Should Customer identify an additional new Lessee that would require an additional Code 1 Introduction above those allocated herein, or if the above assigned Code 1 Introduction delivery positions are not the targeted delivery positions for Code 1 Introduction Lessees, Boeing agrees to work with Customer to negotiate a resolution satisfactory to both parties.  Such resolution may involve moving a Code 1 Introduction (subject to Boeing production and engineering availability) to another mutually agreeable delivery position.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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6.3                          Other than the Code 1 Introductions described above, the Aircraft must be configured as follow-ons to other model 777-300ER aircraft delivered by Boeing within the  [*] period immediately preceding their scheduled delivery months.

7.                                                                                   Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee may enter into an assignment of certain of the remaining rights and duties under the Purchase Agreement (including warranty rights) relating to such Aircraft, containing terms and conditions as agreed upon by the parties thereto, and subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.

8.                                                                                   Electronic Data.

For each Aircraft and Model 777 aircraft that Customer or its affiliates may own or manage (each, a Subject Aircraft), subject to the applicable Lessee’s consent, Boeing will provide Customer and its affiliates with electronic access, including print and inter-Toolbox or inter-service copying capabilities, to all Materials, data and records (which includes any Lessee created or customized Materials, data and records) relating to a Subject Aircraft that are hosted by Boeing on Toolbox, any successor service to Toolbox, or any other Boeing online hosting service; provided, however, that such access will be read-only access during any period a Subject Aircraft is subject to an active lease.  [*]

9.                                                                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

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Enclosure 8

ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

A sample form of Partial Assignment follows as Attachment A.  For the avoidance of doubt, the form in Attachment A will be subject to negotiation and changes which are required by the parties thereto.  A Partial Assignment of Rights agreement must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement.  The agreed form of Partial Assignment should assign only rights described in such document and should not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and may be assigned at that time pursuant to an agreed form of assignment agreement.

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Enclosure 8

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:                           Vice President - Contracts

Mail Stop 75-38

Subject:                       Partial Assignment of Rights - Air Lease Corporation as Lessor and ________________________ as Lessee of Model 777-300ER Aircraft (Partial Assignment)

Gentlemen:

In connection with the lease by Air Lease Corporation (Customer) to ________________________ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)                                  Purchase Agreement No. PA-03658 dated as of __________, 20_____, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 777-300ER aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)                              Aircraft General Terms Agreement No. HAZ-AGTA dated as of September 30, 2010, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)                          __________ dated as of __________, 20_____ between Customer and Lessee relating to the lease of the Aircraft (Lease).

Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1  (Customer Support Document) to the Purchase Agreement.  In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

1.                                   Lessee’s Agreement to be Bound.

In consideration of Boeing’s consent to this Partial Assignment, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including,

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Enclosure 8

without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2.                                                                                   Lessee’s Insurance.

Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

3.                                                                                   Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility for (i)  any payments due Boeing with respect to the (a) Aircraft under Article 3 (Price) and Article 4 of the Purchase Agreement (Payment) and (b) any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii)  the risk protections specified in Article 8 of the AGTA.

4.                                                                                   Assignment to Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Supplemental Agreement CS1-___ to the Purchase Agreement, to the extent relating to the Aircraft.  Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the applicable training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

5.                                                                                   Modification, Revision or Substitution of Training, Services and Materials.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials offered to Lessee; provided however, that such modification, revision or substitution does not create any additional financial obligation, liability or indemnification by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training,

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Enclosure 8

services and Materials to the same extent as if they were specifically described in the Purchase Agreement.

6.                                                                                   Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.  In addition to its rights under the Purchase Agreement, Boeing has third party beneficiary rights to enforce the terms of this Partial Assignment against Lessee.

7.                                                                                   Signing in Counterparts.

This partial assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8.                                                                                   GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9.                                                                                   Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and consent to the transfer of rights under the Purchase Agreement as set forth above, by signing the consent set forth below and forwarding one executed copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

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Enclosure 8

Very truly yours,

AIR LEASE CORPORATION

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	20

NAME OF LESSEE

By

Its

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Enclosure 8

Boeing Acknowledgment

Receipt of the above letter is acknowledged and consent to the transfer of rights under the Purchase Agreement with respect to the Aircraft as described above is confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	20

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03658-LA-1208890R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Aircraft Slide — Manufacturer Serial Number 42120

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03658-LA-1208890R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Customer previously agreed to [*].

Customer has requested [*].

1.                                   [*]

Boeing and Customer agree to [*].

2.                                   Advance Payments.

The same advance payment amounts in Letter Agreement HAZ-PA-03658-LA-1104679R2, Advance Payment Matters, will apply to the [*]. The due dates for the advance payments will be calculated based on the Revised Delivery Month.

3.                                   Escalation.

The Airframe Price, Optional Features Prices and the Aircraft Basic Price for the Slide Aircraft will be escalated to the Revised Delivery Month in accordance with the escalation terms of the Purchase Agreement, including Letter Agreement HAZ-PA-03658-LA-1104682R1, [*].

4.                                   Credit Memoranda.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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The terms and conditions for the credit memoranda as set forth in Letter Agreement HAZ-PA-03658-LA-1104687R1, Special Matters for the Block A Aircraft, will apply to the [*]. The credit memoranda that are subject to escalation will be escalated to the [*].

5.                                   [*]

6.                                   [*]

7.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the lessor of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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8.                                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1400182

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

1.                                   [*]

2.                                   [*]

3.                                   [*]

4.                                   [*]

5.                                   [*]

6.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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7.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the lessor of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.                                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 27, 2014

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 14

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1401603

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. [*]

1.                                   [*]

2.                                   [*]

3.                                   [*]

4.                                   [*]

5.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 14

6.                                   [*]

7.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 14

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 14

Attachment A to Letter Agreement HAZ-PA-03658-LA-1401603

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1401604

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Special Matters – Block C Aircraft

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Unless otherwise noted, this Letter Agreement only applies to the six (6) Block C Aircraft identified in Table 1C to the Purchase Agreement (the Block C Aircraft).

1.                                                                                   Credit Memoranda.  In consideration of Customer’s purchase of the Block C Aircraft, at the time of delivery of each such Block C Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1                          Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].

1.2                          Leasing Credit Memorandum.  Customer expressly intends to lease the Block C Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Block C Aircraft prior to delivery of such Block C Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount of [*].  Under no circumstances will Customer be permitted to assign this Leasing Credit Memorandum.

1.3                          [*]

1.4                          [*]

1.5                          [*]

1.6                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

1.7                          [*]

1.8                          [*]

1.9                          [*]

1.10                 [*]

1.11                 [*]

1.12                 [*]

1.13                 [*]

2.                                                                                 Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective Block C Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Block C Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Block C Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

3.                                                                                   [*]

4.                                                                                   [*]

4.1                          [*]

5.                                                                                 Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

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Enclosure 16

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-1402153

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Promotional Support

Reference:                Purchase Agreement No. 03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement for promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.         Definitions.

1.1       Commitment Limit will have the meaning set forth in Article 2, below.

1.2       Covered Aircraft will mean those six (6) Block C Aircraft identified on Table 1C  to the Purchase Agreement as of the date of signing of this Letter Agreement that deliver within two years after the scheduled delivery month of the first Block C Aircraft.

1.3       Performance Period will commence as of [*]and will terminate [*].

1.4       Promotional Support will mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5       Qualifying Third Party Fees will mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.         Commitment.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 16

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [*].

3.         [*]

4.         Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 16

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken K. Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 11, 2014

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman & CEO

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